UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2009

MARSHALL & ILSLEY CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-33488	20-8995389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 North Water Street Milwaukee, Wisconsin	53202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414) 765-7801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

On May 27, 2009, Marshall & Ilsley Corporation (the “Corporation”) issued 775,166 shares of its common stock, $1.00 par value per share (the “Securities”), pursuant to an asset purchase agreement between M & I Investment Management Corp., a Wisconsin corporation and a wholly-owned subsidiary of the Corporation, Berkeley Capital Management, LLC (“Berkeley”) and certain equity holders of Berkeley in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.

The Corporation used its Shelf Registration Statement on Form S-3 (Registration No. 333-147162), filed with the Securities and Exchange Commission (the “SEC”) on November 6, 2007, including the base prospectus included therein, and a prospectus supplement filed with the SEC on May 27, 2009 (the “Prospectus Supplement”), to register the resale of the Securities.

Exhibits 5.1 and 23.1 to this Current Report on Form 8-K are filed herewith in connection with the Registration Statement and are incorporated therein by reference.

Item 9.01.

Financial Statements and Exhibits.

Exhibit No.	Description

5.1	Opinion of Godfrey & Kahn, S.C.

23.1	Consent of Godfrey & Kahn, S.C. (included as part of Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2009	MARSHALL & ILSLEY CORPORATION

By: /s/ Randall J. Erickson
Randall J. Erickson Senior Vice President, Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Godfrey & Kahn, S.C.

23.1	Consent of Godfrey & Kahn, S.C. (included as part of Exhibit 5.1)